UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant / X /

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /	Preliminary Proxy Statement.
/ /	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e) (2)).
/ /	Definitive Proxy Statement.
/ X /	Definitive Additional Materials.
/ /	Soliciting Material under § 240.14a-12.

PUTNAM ASSET ALLOCATION FUNDS
(for Putnam Dynamic Asset Allocation Balanced Fund
Putnam Dynamic Asset Allocation Growth Fund)
GEORGE PUTNAM BALANCED FUND
PUTNAM GLOBAL HEALTH CARE FUND
PUTNAM LARGE CAP VALUE FUND
PUTNAM SUSTAINABLE LEADERS FUND
PUTNAM ETF TRUST
(for Putnam Focused Large Cap Value ETF)
PUTNAM FUNDS TRUST
(for Putnam Core Equity Fund
Putnam Small Cap Growth Fund
Putnam Ultra Short Duration Income Fund)
PUTNAM INVESTMENT FUNDS
(for Putnam Large Cap Growth Fund)

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement,
if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ X /	No fee required.

/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange
Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

/ /	Fee paid previously with preliminary materials.

/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

Vote Needed Ads (PC Version)

Shareholders Matter
Sponsored
Make your voice count! Participate in the Putnam Funds Special Meeting of Shareholders!
Putnam INVESTMENTS
PUTNAM.COM
Click to learn more
Join your fellow shareholders and participate
Learn more
Like
Comment
Share

Shareholders Matter
Sponsored
Putnam Investments requests your participation today in a Special Meeting of Shareholders.
Putnam INVESTMENTS
PUTNAM.COM
Click to learn more
Join your fellow shareholders and participate
Learn more
Like
Comment
Share

Shareholders Matter
Sponsored
Your voice counts at the Putnam Funds Special Meeting of Shareholders. Please participate today!
Putnam INVESTMENTS
PUTNAM.COM
Click to learn more
Join your fellow shareholders and participate
Learn more
Like
Comment
Share

Broadridge
© 2019 | 0

Voted Needed Ads (Mobile - Click to Call)

Shareholders Matter
Sponsored
Putnam Investments requests your participation today in a Special Meeting of Shareholders.
Putnam INVESTMENTS
DIALS +1 (833) 501-4818
Click to call 833-501-4818 to participate today!
Call Now
Like
Comment
Share

Shareholders Matter
Sponsored
Make your voice count! Participate in the Putnam Funds Special Meeting of Shareholders!
Putnam INVESTMENTS
DIALS +1 (833) 501-4818
Click to call 833-501-4818 to participate today!
Call Now
Like
Comment
Share

Shareholders Matter
Sponsored
Your voice counts at the Putnam Funds Special Meeting of Shareholders. Please participate today!
Putnam INVESTMENTS
DIALS +1 (833) 501-4818
Click to call 833-501-4818 to participate today!
Call Now
Like
Comment
Share

Broadridge
© 2019 | 1